                                                                   EXHIBIT 10.13

                                   BRIDGE NOTE
                         AND WARRANT PURCHASE AGREEMENT

                                 adam.com, Inc.

                                     Sale of

                          10% Promissory Notes Due 2000



                                December 31, 1999
                                 adam.com, Inc.

                                   BRIDGE NOTE
                         AND WARRANT PURCHASE AGREEMENT

     THIS BRIDGE NOTE AND WARRANT PURCHASE AGREEMENT (this "AGREEMENT"), dated December 31, 1999, is among adam.com, Inc., a Georgia corporation (the "COMPANY"), and those individuals and entities listed on Schedule 1.1 (referred to individually as a "PURCHASER" and collectively as the "PURCHASERS")

                                   BACKGROUND

     The Company wishes to issue and sell to Purchasers, and the Purchasers wish to purchase from the Company, (1) promissory notes of the Company with an aggregate principal amount of $1,000,000, in the form of the 10% Promissory Note attached to this Agreement as EXHIBIT A, and (2) warrants to purchase shares of the common stock, par value $.01 per share, of the Company, in the form attached to this Agreement as EXHIBIT B.

     The Company and the Purchasers wish to make certain agreements with respect to the issuance and sale by the Company to the Purchasers of the Notes (as defined below) and Warrants (as defined below).

     The parties hereto agree as follows:

     SECTION 1.  PURCHASE AND SALE OF PROMISSORY NOTES.

     1.1 PURCHASE AND SALE OF PROMISSORY NOTES. The Company will issue and sell to each Purchaser, and each Purchaser will purchase form the Company, a Promissory Note in the form of the 10% Promissory Note attached to this Agreement as Exhibit A. (collectively, the "Notes"), in the respective stated principal amounts specified on Schedule 1.1, subject to the terms and conditions of this Agreement.

     1.2 FUNDING OF THE PRINCIPAL AMOUNTS OF NOTES. At the Closing, each Purchaser will pay to the Company the stated principal amount of such Purchaser's Note (as specified in SCHEDULE 1.1) in accordance with Section 3.2.

     1.3 PREPAYMENT OF NOTES. A note may be prepaid by the Company prior to its maturity date, without the consent of the holder of the Note; provided that the prepayment must include all accrued interest on the amount of the principal obligation being prepaid.

     1.4 SEVERAL OBLIGATIONS. The obligations of the Purchasers under this
Section 1 are several and not joint.

     SECTION 2   WARRANTS.

     2.1 WARRANT TERMS. The "NUMBER OF AVAILABLE SHARES" under each Warrant is specified in SCHEDULE 1.1. The "INITIAL WARRANT EXERCISE PERIOD" is specified on
Schedule 1.1 and is equal to eight percent (80.0%) of the average closing price of the common stock of the Company (the "COMMON STOCK") as reported in The Wall Street Journal for the consecutive trading days immediately prior to the day preceding the Closing.

     2.3 ADDITIONAL WARRANTS. If the Notes remain outstanding for a period of more than 180 days from the Closing Date, then the Purchasers shall be granted additional non-registered Warrants to purchase a "Number of Available Shares" equal to five percent (5%) of the principal amount of the respective Purchasers Note (that is, each Purchaser will receive Warrants to purchase an additional 25,000 shares of the Company's Common Stock). The "Additional Warrant Exercise Price" will be equal to the lesser of (a) eighty percent (80.0%) of the average closing price for the Company's Common Stock as reported in The Wall Street Journal during the last five consecutive trading days of such 180 day period or
(b) the Initial Warrant Exercise Price. The Warrants issued by the Company in accordance with Sections 2.1 and 2.2 are referred to in this Agreement collectively as the "Warrants. In addition, the Company shall use its best efforts to register the shares of Common Stock issuable upon exercise of such Additional Warrants under the same terms and conditions as the shares of Common Stock issuable upon exercise of the Warrants issued pursuant to Section 2.1 are being registered.

     SECTION 3.  CLOSING.

     3.1 CLOSING DATE. The closing ("CLOSING") of the purchase and sale of the Notes and the Warrants will take place at the offices of King & Spalding, 191 Peachtree Street, Atlanta, Georgia 30303 at 10:00 A.M., Atlanta time, on December 31, 1999, or on such other date and time as may be mutually agreed upon by the Purchasers and the Company (the date and time of Closing is referred to as the "CLOSING DATE").

     3.2 DELIVERY OF PROMISSORY NOTES, WARRANTS AND PAYMENT OF PURCHASE PRICE. At the Closing, (1) the Company will issue and deliver to each Purchaser the Note purchased by such Purchaser hereunder, in the name of that Purchaser, and the Warrant being purchased by such Purchaser hereunder, in the name of such Purchaser, and (2) each Purchaser will pay to the Company the amount specified on SCHEDULE 1.1. Payment will be made by wire transfer to an account of the Company in accordance with written instructions received by the Purchasers from the Company prior to the Closing Date.

     SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     In order to induce the Purchasers to purchase the Notes and Warrants, the Company represents and warrants to the Purchasers that:

     4.1 ORGANIZATION AND QUALIFICATION. The Company and its "SUBSIDIARIES" (which for purchases of this Agreement means any entity in which the Company, directly or indirectly, owns 50% or more of the voting stock or capital stock or other similar equity interests) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on any of : (i) the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, if any, taken as whole, (ii) the value of the Common Stock or (iii) on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith. The Company has no Subsidiaries except as set forth on SCHEDULE 4.1.

     4.2 AUTHORIZATION; ENFORCEMENT; VALIDITY. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Notes, the Warrants, the Registration Rights Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS"), and to issue the Notes, Warrants and shares of Common Stock issuable upon exercise of the Warrants (the "SECURITIES") in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its shareholders, (iii) each Transaction Document has been duly executed and delivered by the Company, and (iv) each Transaction Document constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with the terms, except as such enforceability may limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

     4.2 CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (i) 20,000,000 shares of Common Stock, of which as of the date hereof, ____________ shares are issued and outstanding, 3,000,000 shares are reserved for issuance pursuant to the Company's stock option plan and _____________ shares are issuable and reserved for issuance pursuant to securities (other than the Warrants or stock options issued pursuant to the Company's stock option) exercisable or exchangeable for, or convertible into, shares of Common Stock, and (ii) 10,000,000 shares of preferred stock of which as of the date hereof no shares are issued and outstanding. All of such outstanding shares have been, or upon issuance will be duly authorized, validly issued and are fully paid and nonassessable. Except as disclosed in SCHEDULE 4.3, (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, nor is any holder of the capital stock of the Company entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents, (ii) there are no outstanding debt securities,
(iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or right convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries. (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1993 Act, (v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of the Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement, and (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. To the best knowledge of the Company, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (The "EXCHANGE ACT")) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock. A "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind. The Common Stock is quoted and is listed for trading on the NASDAQ National Market. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing. The Company had furnished to the Purchasers true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "ARTICLES OF INCORPORATION"), and the Company's By-laws, as amended and as in effect on the date hereof (the "BY-LAWS"), and the terms of all securities convertible into or exercisable for Common Stock, if any, and the material rights of the holders thereof in respect thereto.

     4.3 ISSUANCE OF SECURITIES. The Securities have been duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable, and (ii) free from all taxes, liens, encumbrances, rights of first refusal, and charges with respect to the issue thereof. 100,000 shares of Common Stock have been duly authorized and reserved for issuance upon existence of the Warrants. The Company has, and at all times while the Warrants are outstanding will maintain, an adequate reserve of duly authorized shares of Common Stock to enable the Company to perform its obligations under this Agreement and the Warrants. Upon exercise in accordance with the terms and conditions of the Warrants, the shares of Common Stock so issued (the "WARRANT SHARES") will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens, encumbrances, rights of first refusal, and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

     4.4 NO CONFLICTS. Except as disclosed in SCHEDULE 4.5, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including without limitation, the reservation for issuance and issuance of the Warrant Shares) will not (i) result in violation of the Articles of Incorporation , any Certification of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or result in a violation of any law, rule, regulation, order, judgement or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market on which the Company's Common Stock is traded) that are applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (iii) result in the creation or imposition if any lien, encumbrance or charge of any kind upon any of the Securities or any of the assets of the Company, or any of its Affiliates (as such term is defined under Rule 405 promulgated under the Securities Act). Except as disclosed in SCHEDULE 4.5, neither the Company nor its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation, any Certificate of Designation, Preferences and Rights of any outstanding series of preferred stock of the Company or By-laws or their organizational charter or by-laws, respectively. Except as disclosed in SCHEDULE 4.5, neither the Company or any of its Subsidiaries is in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgement, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except for possible conflicts, defaults, terminations, amendments which could not reasonably be expected to have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any order of any court, arbitrator or governmental body applicable to it, any law, statute, ordinance, rule or regulation of any governmental entity, except for possible violations to the sanctions for which either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, the Notes or the Warrants in accordance with the terms hereof or thereof. Except as disclosed in SCHEDULE 4.5, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not and has not been since January 1, 1998, in violation of the listing requirements of the principal market on which the Company's Common Stock is traded.

     4.6 SEC DOCUMENTS; FINANCIAL STATEMENTS. Since January 1, 1997, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT") including pursuant to Section 13(a) or 15(d) thereof for the three years preceding the date hereof (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required; neither the Company nor any of its Subsidiaries is in breach of any such agreement where such breach would reasonably be expected to , individually or in the aggregate, have a Material Adverse Effect. AS of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respect with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (I) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     4.7 ABSENCE OF CERTAIN CHANGES. Except as disclosed in SCHEDULE 4.7, since January 1, 1999 there has been no event, occurrence or development that has had, or would reasonably be expected to have, a Material Adverse Effect which has not been specifically disclosed to the Purchasers by the Company. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

     4.8 ABSENCE OF LITIGATION. Except as disclosed in SCHEDULE 4.8 there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, which could reasonably be expected to have a Material Adverse Effect. A description of each action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body which, as of the date of this Agreement, is pending or threatened in writing against or affecting the Company, the Common Stock or any of the company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, is set forth in SCHEDULE 4.8.

     4.9 ACKNOWLEDGMENT REGARDING PURCHASER'S PURCHASE OF THE SECURITIES. The

Company acknowledges and agrees that the Purchasers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Purchasers are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby. The Company further represents to the Purchasers that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives and advisors.

     4.10 NO GENERAL SOLICITATION. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

     4.11 NO INTEGRATED OFFERING. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the company or any of its Subsidiaries take any action or steps that would require registration of nay of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings. The Company has not conducted any offering that will be integrated with the issuance of the Securities solely for purpose of Rule 4460(i) of The Nasdaq Stock Market, Inc.'s Marketplace Rules.

     4.12 DILUTIVE EFFECT. The Company understands and acknowledges that the number of Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Warrant Shares upon exercise of the Warrants in accordance with the Agreement and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

     4.13 INTELLECTUAL PROPERTY RIGHTS. The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respectful businesses as now conductive. Except as set forth on SCHEDULE 4.13, none of the Company's material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or, by the terms and conditions thereof, could expire or terminate within two years, from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of any material trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on SCHEDULE 4.13, there is no material claim, action, or proceeding being made or brought against, or to the company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement.

     4.14 ENVIRONMENTAL LAWS. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license, or approval, except where, in each of the three foregoing clauses, the failure to so comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     4.15 TITLE. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in SCHEDULE 4.15 or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

     4.16 INSURANCE. The Company and each Subsidiary maintains property and casualty, general liability, workers' compensation, environmental hazard, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards. Neither the Company nor any Subsidiary as received notice from, or has any knowledge of any threat by, any insurer (that has issued any insurance policy to the Company or any Subsidiary) that such insurer intends to deny coverage under or cancel discontinue or not renew any insurance policy presently in force. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

     4.17 REGULATORY PERMITS. The Company and its Subsidiaries possess all material franchises, certificates, authorizations, licenses, and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such franchise, certificate, authorization, license, or permit.

     4.18 TAX STATUS. The Company and each of its Subsidiaries has made or filed all federal and state income and all other material tax returns, reports, and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     4.19 TRANSACTIONS WITH AFFILIATES. Except as set forth on SCHEDULE 4.19 and other than the grant of stock options disclosed on SCHEDULE 4.19, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers, and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has an interest or is an officer, director, trustee or partner.

     4.20 APPLICATION OF TAKEOVER PROTECTIONS. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Purchasers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

     4.21 RIGHTS AGREEMENT. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

     4.22 FOREIGN CORRUPT PRACTICES. Neither the Company, nor any of it Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other lawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     4.23 PRIVATE OFFERING. The offer and sale by the Company to the Purchasers of the Notes and the Warrants and the issuance of the Warrant Shares are exempt from the registration requirements of the Securities Act.

     4.24 SENIORITY. No class of debt securities or other indebtedness of the Company is senior to or pari passu with the Notes in right of payment, wither upon liquidation, dissolution or otherwise, except as set for in SCHEDULE 4.24.

     4.25 INVESTMENT COMPANY. The Company is not, and is not controlled by or under common control with an affiliate of , an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     4.26 CERTAIN FEES. No fees or commissions will be payable by the Company to any broker, financial advisor, finder, investment banker, or bank with respect to the transaction contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 4.26 that may be due in connection with the transactions contemplated by this Agreement.

     4.27 SOLICITATION MATERIALS. The Company has not distributed any offering materials in connection with the offering and sale of the Securities. The Company understands and confirms that the Purchasers shall be relying on this representation in effecting transactions in securities of the Company.

     4.28 FORM S-3 ELIGIBILITY. The Company is, and at each Closing Date will be, eligible to register securities (including the Warrant Shares) for resale with the Commission under Form S-3 promulgated under the Securities Act.

     4.29 EXCLUSIVITY. The Company shall not issue and sell the Notes and the Warrants to any Person other than the Purchasers pursuant to this Agreement other than with the specific prior written consent of each of the Purchasers; except that the Company may issue and sell Notes with an aggregate principal amount of up to additional $2,000,000 and Warrants, on provided for under the Transaction Documents, with the prior written consent of each of the Purchasers (which consent will not be reasonably withheld).

     4.30 LISTING AND MAINTENANCE REQUIREMENTS COMPLIANCE. The Company has not in the three years preceding the date thereof received notice (written or oral) from any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market.

     4.31 REGISTRATION RIGHTS; RIGHTS OF PARTICIPATION. Except as described on
SCHEDULE 4.31, (A) the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied and (B) no

Person, including current or former shareholders of the Company, underwriters, brokers, or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or any other Transaction Documents.

     SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE
                PURCHASERS.

     Each Purchaser, severally and not jointly, represents and warrants to the Company as follows:

     5.1 EXISTENCE AND POWER. With respect to such Purchaser, that Purchaser is
(i) duly incorporated and organized, validly existing and in good standing under the laws of, (ii) duly formed and in good standing under the laws of, or (iii) a resident of, as applicable, its respective state of incorporation or formation or residency (as described in SCHEDULE 5.1). Each has the necessary power and authority to execute, deliver and perform this Agreement.

     5.2 AUTHORIZATION. The execution, delivery and performance by such Purchaser of this Agreement has been duly authorized by all requisite action on the part of such Purchaser and will not violate the articles of incorporation, bylaws, partnership agreement or other governing instruments, as the case may be, of such Purchaser, or any provision of any indenture, mortgage deed of trust, loan agreement, lease or other agreement or instrument to which such Purchaser is a party to or which or any of its properties or assets is subject.

     5.3 NO CONFLICTS. The execution, delivery and performance by such Purchaser of this Agreement and the consummation of the transaction contemplated by this Agreement do not and will not (with or without notice or lapse of time of both)
(a) violate or conflict with, constitute a breach or a default under, or require the consent of any party under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Purchaser is a party to which any of its properties or assets is subject, except for possible violations, conflicts, breaches or defaults which could not reasonably be expected to have a material adverse effect on such Purchaser or (b) conflict with or violate any provision of the articles of incorporation or bylaws or partnership agreement of such Purchaser, as the case may be, or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over such Purchaser or any of its properties or assets, except for possible conflicts or violations which could not reasonably be expected to have a material adverse effect on such Purchaser.

     5.4 BINDING EFFECT. This Agreement has been, and on or prior to the Closing Date will be, duly executed and delivered by such Purchaser and does or will constitute, as the case may be, the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

     5.4 INVESTMENT INTENT. Such Purchaser is acquiring the Notes and Warrants for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. Such Purchaser is an "ACCREDITED INVESTOR" as defined in Regulation D under the Securities Act. Such Purchaser understands that (a) none of the Notes, the Warrants or the Warrant Shares have been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Regulation D promulgated thereunder., (b) the Notes, the Warrants, and, upon exercise of the Warrants, the Warrant Shares, may not be transferred and must be held indefinitely unless a subsequent disposition thereof either is registered under the Securities Act and under any applicable state securities law or is exempt from such registration, (c) the Notes, the Warrants and the Warrant Shares will bear a legend to such effect, and (d) the Company will make a notation on its transfer books to such effect. Such Purchaser has had the opportunity to ask questions and to receive answers concerning the terms and conditions of the offering of the Notes and the Warrants and to obtain any information which the Company possessed or could acquire without unreasonable effort or expense. Such Purchaser has such knowledge and experience in business and financial matter with respect to investments and form an investment decision with respect thereto. Such Purchaser has no need for liquidity in its investment in the Company and is able to bear the economic risk of such investment for an indefinite period and to afford a complete loss thereof.

     SECTION 6.   ACTIONS PRIOR TO THE CLOSING.

     The Company agrees that it will use its good faith efforts to take, or cause to be taken or do, or cause to be done, all things necessary, proper or advisable under applicable law or otherwise to obtain all approvals and satisfy all conditions to the obligations of the Purchasers set forth in Section 9.1. Purchasers covenant and agree to use good faith efforts to take, or cause to be taken or do, or cause to be done, all things necessary, proper, or advisable under applicable law or otherwise to obtain all approvals and satisfy all conditions to the obligations of the Company set forth in Section 9.2.

     SECTION 7.   COVENANTS.

     So long as the Notes and Warrants remain outstanding, the Company will comply with each of the covenants specified in this Section 7:

     7.1 PRESERVATION OF CORPORATE EXISTENCE. The Company will do or cause to be done all things necessary to (a) preserve and maintain its corporate existence and all material rights and franchises and (b) qualify and remain qualified to conduct business in each jurisdiction where the nature of its business or the ownership or lease of its property requires such qualification and where failure to be so qualified would have a material adverse effect on the Company.

     7.2 COMPLIANCE WITH LAWS. The Company will comply with all applicable laws, noncompliance with which would have a Material Adverse Effect.

     7.3 RECORDS AND ACCOUNTS. The Company will keep true records and books of account in which entries will be made in accordance with generally accepted accounting principles.

     7.4 MAINTENANCE OF PROPERTIES. The Company will cause all of its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and cause to be made all necessary repairs, renewals, replacements, and improvements thereof, all as in the judgment of the Company are necessary in order to permit the Company to continue to conduct its business in the ordinary course.

     7.5 STOP TRANSFER ORDERS; SUSPENSION OF QUALIFICATION. The Company will advise the Purchasers, promptly after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending the use of any offering materials for any securities of the Company, or of the suspension of the qualification of the Common Stock for offer or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

     7.6 FURNISHING OF INFORMATION. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish the Purchasers with true and complete copies of all such filings. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare an dfunish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act. Upon the written request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

     7.7 BLUE SKY LAWS. In accordance with the Registration Rights Agreement, the Company shall qualify the Warrant Shares under the securities or Blue Sky laws of such jurisdictions as the Purchasers may reasonably request and shall continue such qualification at all times through the third anniversary of the Closing Date.

     7.8 INTEGRATION. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of any or all of such securities to any Purchaser.

     7.9 CERTAIN AGREEMENTS. As long as any Purchaser owns Securities, the Company shall not and shall cause the Subsidiaries not to, without the consent of the holders of all of the Shares then outstanding, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of any Purchaser; (ii)declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock that would adversely affect the rights of any Purchaser hereunder; (iii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock in any manner; (iv) issue any series of preferred stock or other securities with rights senior (in respect of liquidations, dividends, preferences and similar rights) to those of the Securities; or (v) enter into any agreement with respect to any of the foregoing.

     7.10 LISTING AND RESERVATION OF WARRANT SHARES; COMPLIANCE WITH LAW.

          (a) The Company shall (i) not later than the tenth Business Day following the Closing Date prepare and file with The Nasdaq National market (as well as any other national securities exchange or market on which the Common Stock is then listed) an additional shares listing application or a letter applicable to The Nasdaq National Market covering and listing a number of shares of Common Stock which is at least equal to the maximum number of Warrant Shares then issuable, (ii) take all steps necessary to cause the Warrant Shares to be approved for listing in The Nasdaq National Market (as well as on any other national securities exchange or market on which the Common Stock is then listed) as soon as possible thereafter, and
     (iii) provide to the Purchasers evidence of such listing, and the Company shall maintain the listing of its Common Stock on such market. As used herein, "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banding institutions in the State of New York generally are authorized or required by law or other government actions to close.

          (b) The Company shall at all times have authorized and reserved for issuance upon exercise of the Warrants pursuant to the Warrant the number of shares of Common Stock required to provide for the exercise of the Warrants.

          (c) Until at lease two (2) years after the last of the Warrants has been exercised for the Warrant Shares, (I) the Company will cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under such Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement or the Registration Rights Agreement and will not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act or the rules and regulations thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Securities Act and Exchange Act, except as permitted herein and (ii) the Company will take all action within its power to continue the listing or trading of its Common Stock on The Nasdaq National Market and will comply in all material respect with the Company's reporting, filing, and other obligations under the bylaws or rules of the NASD and The Nasdaq Stock Market.

     7.11  NOTICE OF BREACHES.

          (a) Each of the Company and each Purchaser shall give prompt written notice to the other of any breach of any representation, warranty or other agreement contained in this Agreement, the Notes, the Warrants or the Registration Rights Agreement as well as any events or occurrences arising after the date thereof and prior to the Closing Date, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein to be incorrect or breached as of the Closing Date. However, no disclosure by any party pursuant to this Section 7.11 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein or in the Registration Rights Agreement.

          (b) Notwithstanding the generality of Section 7.11(a), the Company shall promptly notify each Purchaser of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated hereby, by the Notes, by the Warrants and by the Registration Rights Agreement violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to each Purchaser a copy of any written statement in support of or relating to such claim or notice.

          (c) The default by any Purchaser of any of its obligations, representations or warranties under any Transaction Document shall not be imputed to, and shall have no effect upon, any other Purchaser or affect the Company's obligations under the Transaction Documents to any non-defaulting Purchaser or to the defaulting Purchaser with respect to any outstanding Notes, Warrants, or Warrant Shares.

     7.12 USE OF PROCEEDS. The Company shall use all of the proceeds from the sale of the Securities for working capital and general corporate purposes and not for the satisfaction of any portion of Company borrowings outside the normal course of business, including any obligation or liability of any kind owed to a shareholder, officer or director of the Company, or to redeem Company equity or equity-equivalent securities. Pending application of the proceeds of this placement in the manner permitted hereby, the Company will invest such proceeds in interest bearing accounts and/or short-term, investment grade interest bearing securities.

     7.13 ADDITIONAL INDEBTEDNESS. The Company agrees that, so long as the Notes remain outstanding and unpaid, the Company will not, nor will it permit any of its Subsidiaries to incur, or permit to exist any indebtedness for borrowed money except (I) indebtedness incurred pursuant to the Notes (subject to the provisions of Section 4.24), (ii) obligations to Fusion Capital Partners in connection with the Securities Purchase Agreement between the Company and Fusion Capital Fund LLC dated November 15, 1999, and (iii) subordinated indebtedness of up to $5,000,000, but only if no payments of principal, interest or other cash amounts thereon would be required or allowed while the Notes are outstanding and unpaid, and (iv) indebtedness incurred in the ordinary course of business with respect to customer deposits, trade payables and other unsecured current liabilities not the result of borrowing and not evidenced by any note or other evidence of indebtedness. The provisions of this Section 7.13 will expire and have no further force or effect upon payment in full of all amounts outstanding under the Notes.

     SECTION 8.  REGISTRATION RIGHTS.

     8.1 REGISTRATION RIGHTS. The Purchasers shall have the registration rights provided for the in the Registration Rights Agreement in the form attached to this Agreement as EXHIBIT C (the "Registration Rights Agreement").

     SECTION 9.  CONDITIONS TO THE CLOSING.

     9.1 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS. The obligations of each Purchaser to purchase and pay for the Notes and Warrants on the Closing Date are subject to the satisfaction or waiver on or before the Closing Date of the following conditions:

               (a) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties of the Company contained in Section 4 will be true and correct in all material respects as of the date when made and on and as of the Closing Date, as though such representations and warranties had been made on and as of such date, and the Company has certified to such effect to the Purchasers in writing.

               (b) CONDITIONS PERFORMED. The Company has performed and complied in all material aspects with all agreements contained in the Agreement required to be performed or complied with by the Company prior to or as of the Closing Date, and the Company has certified to such effect to the Purchasers in writing.

               (c) ALL PROCEEDINGS TO BE SATISFACTORY. All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated by this Agreement and all documents required to be delivered under this Agreement will be reasonably satisfactory in form and substance to the Purchasers, and the Purchasers have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

     9.2 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligation of the Company to issue and deliver the Notes and the Warrants to the Purchasers on the Closing Date is subject to the satisfaction or waiver on or before the Closing Date of the following conditions:

              (a) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties of the Purchasers contained in Section 5 will be true and correct in all material respects as of the date when made and on and as of the Closing Date, as though such representations and warranties had been made on and as of such date, and the Purchasers have certified to such effect to the Company in writing.

              (b) CONDITIONS PERFORMED. The Purchasers have performed and complied in all material respects with all agreements contained in the Agreement required to be performed or complied with by the Purchasers on or prior to the Closing Date, and the Purchasers have certified to such effect to the Company in writing.

     SECTION 10.  TERMINATION

     10.1 TERMINATION AND ABANDONMENT. This Agreement may be terminated at any time prior to the Closing Date as follows:

             (a) by mutual agreement of the Company and the Purchasers;

             (b) by the Purchasers, if the conditions set forth in Section 9.1 have not been complied with and such noncompliance or nonperformance has not been waived by the Purchasers or cured or eliminated by the Company on or before December 31, 1999.

             (c) by the Company, if the conditions set for the in Section 9.2 have not been complied with and such noncompliance or nonperformance has not been waived by the Company or cured or eliminated by the Purchasers on or before December 31, 1999.

     10.2 EFFECT OF TERMINATION. If this Agreement is terminated pursuant to this Section 10, this Agreement will terminate and there will be no liability on the part of any party or its respective officers, directors or shareholders under this Agreement.

     SECTION 11.  INDEMNIFICATION.

     11.1 COMPANY. The Company will defend, indemnify and hold the Purchasers and their respective partners, directors, officers, stockholders, employees and agents harmless from and against any loss, damage, liability and expense whatsoever (including reasonable attorneys' fees and court costs) incurred by any such parties as a result of or arising out of (I) any material breach of any representation or warranty of the Company contained in this Agreement or any certificate or instrument delivered pursuant to this Agreement, or (ii) any material breach of or noncompliance with any covenant or agreement of the Company contained in this Agreement.

     11.2 DEFENSE OF CLAIMS. Promptly after receipt by an indemnified party under Section 11.1 above of notice of the commencement of any action for which it may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided, that the failure of any indemnified party to give such notice shall not relieve the indemnifying party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure has materially and adversely prejudiced the indemnifying party. In case any such action is brought against any indemnified party indemnifying party will be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provide, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party has reasonably concluded that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party will not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party will have the right to select separate counsel to defend such action on behalf of such indemnified party. After such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 11 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party has employed separate counsel in accordance with the provision to the next preceding sentence or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. Nothing in this Section 11.3 precludes an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

     SECTION 12. RESTRICTIVE LEGEND.

     12.1 NOTES. Each certificate representing any Notes will be stamped or otherwise imprinted with a legend substantially in the following form:

                  THIS PROMISSORY NOTE (THIS "NOTE") WILL BE ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND THE APPLICABLE STATE SECUTIES LAWS, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENSE OF AN EFFECTIVE REGISTRATION UNDER THE ACT AND SUCH STATE LAWS COVERING THE TRANSFER OR AN OPINION OF COUNSEL, SATISFACTORY, TO ADAM.COM, INC., THAT REGISTRATION UNDER THE ACT AND SUCH STATE LAWS IS NOT REQUIRED. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAT THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

     12.2 WARRANTS. Each certificate representing any Warrants will be stamped or otherwise imprinted with a legend substantially in the following form:

                  THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, NOR WIL ANY ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER OR HOLDER THEREOF BY THE ISSUER FOR ANY PURPOSE, UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO THIS WARRANT SHALL THEN BE IN EFFECT OR UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION WITH RESPECT TO ANY PROPOSED TRANSFER OR

                  DISPOSITION OF THIS WARRANT SHALL BE ESTABLISHED TO THE REASONABLE SATISFACTION OF COUNSEL FOR THE ISSUER.

     SECTION 13. MISCELLANEOUS.

     13.1 AMENDMENT AND WAIVER. The provisions of this Agreement may be amended or waived only by a written document executed by all of the parties to this Agreement.

     13.2 SCHEDULES AND EXHIBITS. The Schedules and Exhibits to this Agreement are incorporated into this Agreement and made a part of this Agreement as if set out in full in this Agreement.

     13.3 EXPENSES. The Company will pay all fees and expenses incurred by it in connection with the transactions contemplated by this Agreement, including legal fees. The Company will pay the reasonable fees and expenses of the Purchasers including reasonable due diligence expenses and legal and consulting fees, up to a maximum of $35,000. Except as provided in the preceding sentence, the Purchasers will pay all fees and expenses incurred by Purchasers in connection with the transactions contemplated by this Agreement, including legal fees.

     13.4 SURVIVAL OF AGREEMENTS. All covenants and agreements made in this Agreement will survive the execution and delivery of this Agreement and the issuance, sale and delivery of the Notes and the Warrants. All representations, warranties and statements contained in this Agreement or in any certificate delivered by the Company under this Agreement will survive the execution and delivery for a period of one year from the date of this Agreement.

     13.5 BROKERAGE. No party to this Agreement has any liability to any broker, finder or agent for any brokerage fees, finders' fee or other commissions with respect to the transactions contemplated by this Agreement. Each party to this Agreement will indemnify and hold harmless the other against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated by this Agreement, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

     13.6 SUCCESSORS AND ASSIGNS. All covenants and agreements contained in this Agreement by or on behalf of any of the parties to this Agreement will bind and inure to the benefit of the respective successors and assigns of the parties to this Agreement whether so expressed or not. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. No Purchaser will sell, assign, transfer or otherwise dispose of any Notes, Warrants or any Warrant Shares except in compliance with all of the applicable provisions of the applicable instrument for the same. To the extent that any Purchaser sell, assigns, transfers or otherwise disposes of any Notes or any Warrant Shares, any reference to such Purchaser in this Agreement will be deemed to include any such transferee for the purpose of determining the rights and obligations of such transferee under this Agreement.

     13.7 NOTICES. All notices, requests, consents and other communications under this Agreement will be in writing and will be delivered personally or mailed by first class, registered or certified mail, postage prepaid, sent by facsimile, or sent by commercial courier guaranteeing next business day delivery, in any such case addressed as set forth on SCHEDULE 13.7., or at such other address or addresses as have been furnished in writing by such party to the others or, if to any subsequent holder of Notes or Warrants (or shares issuable upon exercise thereof), to such holder at its address appearing on the transfer records of the Company. Any such communication will be deemed given when actually delivered to the address indicated.

     13.8 LAW GOVERNING. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of law principles.

     13.9 ENTIRE AGREEMENT. This Agreement and the other documents delivered pursuant to this Agreement constitute the entire agreement of the parties with respect to the subject matter of this Agreement and may not be modified or amended except in writing in accordance with Section 13.1.

     13.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument, and each of which may be executed by less than all of the parties to this Agreement.

     13.11 INTERPRETATION. This Agreement is to be interpreted in accordance with the following rules of construction:

            (a) The definitions contained in this Agreement apply equally to both the singular and plural forms of the terms defined.

            (b) The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation."

            (c) All references in this Agreement to Articles, Sections and Exhibits are references to Articles and Sections of, and exhibits to, this Agreement, unless otherwise specified.

            (d) All references to any agreement or other instrument or statue or regulation are to the respective agreement or other instrument or statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any corresponding provisions of successor statutes or regulations), unless otherwise specified.

           (e) Any reference in this Agreement to a "day" or number of "days" (without the explicit qualification of "business") is a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a business day, then such action or notice may be taken or given on the next business day.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                                 adam.com, Inc.

                                 By:  /s/ Robert S. Cramer, Jr.
                                    --------------------------------

                                    --------------------------------
                                    Its: Chairman & CFO
                                        ----------------------------

                                         /s/ Michael Fisher
                                        ----------------------------
                                        Corp. Secretary


                                 UNION STREET PARTNERS, L.P.

                                 By: _______________________________

                                 Title:_____________________________

                                 /s/ Robert S. Cramer, Jr.
                                 ------------------------------------
                                 ROBERT S. CRAMER, JR., AN INDIVIDUAL

                                LIST OF SCHEDULES

                                                      SCHEDULE 1.1

                                             PURCHASERS OF NOTES AND WARRANTS

------------------------------- ---------------------------- ---------------------------- ----------------------------
          PURCHASER                   STATED PRINCIPAL           NUMBER OF AVAILABLE           INITIAL WARRANT
                                       AMOUNT OF NOTE                SHARES UNDER              EXERCISE PRICE
                                                                       WARRANTS
------------------------------- ---------------------------- ---------------------------- ----------------------------
        UNION STREET                     $500,000                      $25,000                      $11.11
       PARTNERS, L.P.
------------------------------- ---------------------------- ---------------------------- ----------------------------
      ROBERT S. CRAMER,                  $500,000                      $25,000                      $11.11
             JR.
------------------------------- ---------------------------- ---------------------------- ----------------------------

                                  SCHEDULE 13.7

                                     NOTICE

(f)                 if to the Company, at

                    adam.com, Inc.
                    1600 RiverEdge Parkway
                    Suite 800
                    Atlanta, Georgia 30328
                    Attention:  Michael Fisher
                    Telephone:  770-980-0888
                    Telecopier: 770-980-

                    with a copy to:

                    King & Spalding
                    191 Peachtree Street
                    Atlanta, Georgia 30303-1763
                    Telephone:  404-572-4600
                    Telecopier: 404-572-5145
                    Attention:  William G. Roche

(g)                 if to the Purchasers, to:

                    Union Street Partners, L.P.
                    800 Nashville City Center
                    Nashville, TN 37219
                    Attention:  _______________________
                    Telephone:  ______________________
                    Telecopier:  ______________________

                    Robert S. Cramer, Jr.
                    1600 RiverEdge Parkway
                    Suite 800
                    Atlanta, Georgia
                    Telephone:  770-980-0888
                    Telecopier: